UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549
                         ----------------------

                             POST-EFFECTIVE
                           AMENDMENT NO. 1 TO
                                FORM S-3
                         REGISTRATION STATEMENT
                                 UNDER
                       THE SECURITIES ACT OF 1933
                        ------------------------

                         CERTIFIED SERVICES, INC.
          (Exact name of registrant as specified in its charter)

    NEVADA                                                   88-0444079
-------------------------                        ---------------------------
(State or other jurisdiction of                  (I.R.S. Employer
incorporation or organization)                    Identification Number)


                          5101 N.W. 21st Avenue
                      Fort Lauderdale, Florida 33309
                             (954) 315-2330
           (Address, including zip code, and telephone number,
      including area code, of registrant's principal executive offices)
                          ---------------------

                National Registered Agents, Inc. of NV
                         100 East William Street
                               Suite 204
                        Carson City, Nevada 89701
   (Name, address, including zip code, and telephone number, including area code, of agent for service)
                           ---------------------

                              Danny Pixler
                        Chief Executive Officer
                         5101 N.W. 21st Avenue
                    Fort Lauderdale, Florida 33309

                                copy to:

                      Judson B. Wagenseller, Esq.
                             Suite No. 203
                           11921 Brinley Ave.
                         Louisville, KY  40243

Approximate date of commencement of proposed sale to the public:
     Not Applicable

If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [X]

If the registrant elects to deliver its latest annual report to security holders, or a complete and legible facsimile thereof, pursuant to Item 11(a)(1) of this form, check the following box. [ ]

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

---------------------------------------------------------------------------
This Post-Effective Amendment No. 1 to the Registration Statement on
Form S-3 is being filed by Certified Services, Inc. in order to deregister all unsold securities registered for the offering.
---------------------------------------------------------------------------

                                 SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing this Post-Effective Amendment No. 1 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Lauderdale, State of Florida, on August 12, 2005.

CERTIFIED SERVICES, INC.


BY:  /s/ Danny Pixler
   -------------------------
   Danny Pixler, President

     /s/ Danny Pixler
   -------------------------
   Danny Pixler, Principal Executive Officer & Director

    /s/  Tony Russo
   -------------------------
   Tony Russo, Principal Financial Officer

    /s/  Eugene Weiss
   -------------------------
   Eugene Weiss, Director